Exhibit 10.1

                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Clearwater, County of Pinellas, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 3.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


     WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Daytona Beach, County of Volusia, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 7.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


     WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Ft. Pierce, County of St. Lucie, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 10.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


     WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Lakeland, County of Polk, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 8.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


     WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Leesburg, County of Lake, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 9.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Orlando, County of Orange, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 2.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


     WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Orlando, County of Orange, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 4.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


     WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Orlando, County of Orange, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 5.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


     WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Sarasota, County of Sarasota, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 11.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


     WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Venice, County of Sarasota, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 12.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


     WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Winter Haven, County of Polk, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 6.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


     WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Sarasota, County of Sarasota, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 13.doc
                            AMENDMENT TO LEASE


     THIS AMENDMENT TO LEASE (this "Amendment") is made and entered into as of the 1st day of April, 1998, by and between Hughes, Inc., a Florida corporation (hereinafter referred to as the "Lessor"), and Hughes Supply, Inc., a Florida corporation (hereinafter referred to as the "Lessee").


                           W I T N E S S E T H:


WHEREAS, the Lessor and Lessee are parties to that certain Lease, a copy of which is attached hereto as Exhibit "A" (the "Lease"), which provides for the lease of certain real property located in the City of Gainesville, County of Alachua, State of Florida;

      WHEREAS, unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them as are set forth in the Lease;

      WHEREAS, Lessor and Lessee desire to amend the terms of the Lease as provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Amendment. This Amendment shall only amend those terms of the Lease specifically amended hereby, and all other terms of the Lease shall remain in full force and effect. This Amendment shall control over any conflicting terms set forth in the Lease.

      2.    Term.     The "term" of the lease shall be for a period of five
(5) years commencing as of April 1, 1998 and terminating on March 31, 2003; provided, however, that the Lessee shall have the option of extending the term for an additional term of five (5) years following the expiration of the lease term on March 31, 2003, by providing to the Lessor at least ninety (90) days notice of its intention to renew the Lease.

      3. Rent. The monthly rent for the term of the Lease, as amended hereby, shall be increased by the amount which is equal to the result of dividing the monthly rent charged for the Premises on March 31, 1998 by the amount of 0.90 (i.e. monthly rent/0.90 = new monthly rental amount).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Lessor"                           "Lessee"

HUGHES, INC.                       HUGHES SUPPLY, INC.


By: /s/ Russell V. Hughes          By: /s/ A. Stewart Hall, Jr.
Russell V. Hughes, President       A. Stewart Hall, Jr., President

J:\docs\HI\Lease Amendment 1.doc